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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                        SUPPLEMENT DATED JULY 16, 2007
                                      TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement includes a change to the payout rates for the Guaranteed Minimum Income Benefit Plus ("GMIB Plus") rider and additional information regarding replacement of contracts. This supplement provides information in addition to the prospectus dated April 30, 2007 for the Marquis Portfolios/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

I. GMIB PLUS PAYOUT RATES

As described under "Guaranteed Minimum Income Benefit" in the "ANNUITY PAYMENTS (THE INCOME PHASE)" section of the prospectus, if your account value is fully withdrawn and there is an income base remaining, we will commence making annuity payments within 30 days of the date of the full withdrawal. In states where approved, for contracts issued on and after July 16, 2007 for which the GMIB Plus rider has been elected, we have enhanced the GMIB purchase payout rates under the following circumstances. If:

     (a) you take no withdrawals before your 60/th/ birthday;

     (b) your account value is fully withdrawn at or after your 60/th/ birthday and there is an income base remaining; and

     (c) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed;

then the annual annuity payments under the GMIB Plus rider will equal or exceed 6% of the Annual Increase Amount (calculated on the date the payments are determined).

II. REPLACEMENT OF CONTRACTS

Add the following as the first paragraph under "Replacement of Contracts" in the "PURCHASE" section of the prospectus:

    From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. Any additional purchase payments contributed to the new contract will be subject to all fees and charges described in the current prospectus for the new contract. The fees and charges in the new contract may be higher (or lower) and the benefits may be different. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900              (800) 842-9325
             Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

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